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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 16, 2005

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                            TEDA TRAVEL INCORPORATED
               (Exact name of registrant as specified in Charter)

           Florida                   000-29077                    65-0963971
(State or other jurisdiction of   (Commission File No.)         (IRS Employee
 incorporation or organization)                              Identification No.)

                      30 Burton Hills Boulevard, Suite 310
                               Nashville, TN 37215
                    (Address of Principal Executive Offices)

                                 (615) 361-5551
                            (Issuer Telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      In order to pursue other commitments and obligations, on December 16, 2005, Robert N. Clement resigned from the board of directors of the registrant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEDA TRAVEL INCORPORATED

                                       By: /s/ Michael Kane
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                                           Michael Kane
                                           Chief Financial Officer

Dated: December 22, 2005